As filed with the Securities and Exchange Commission on April 17, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 10, 2002



                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-7849                      22-1867895
---------------                 ----------------             -------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


    475 Steamboat Road, Greenwich, CT                              06830
    ---------------------------------                              -----
    (Address of principal executive offices)                     (Zip Code)


              Registrant's telephone number, including area code: (203) 629-3000
                                                                  --------------


   Former Address: 165 Mason Street, P. O. Box 2518, Greenwich, CT 06836-2518
          (Former name or former address, if changed since last report)

Item 5. Other Events

Effective April 10, 2002, Robert B. Hodes resigned as a director of W. R. Berkley Corporation (the "Company"). Mr. Hodes was not up for re-election at the Company's upcoming annual stockholders' meeting scheduled for May 14, 2002. His term as a director would have expired in 2003.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        W. R. BERKLEY CORPORATION

                                        By: /s/ Eugene G. Ballard
                                            ------------------------------
                                            Name:  Eugene G. Ballard
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer


Date: April 17, 2002